UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 8, 2020

 ANIXTER INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	94-1658138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
Commission File Number: 001-10212
2301 Patriot Blvd.
Glenview, IL 60026
(224) 521-8000
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1 par value	AXE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 8, 2020, the board of directors (the “Board”) of Anixter International Inc. (the “Company”) adopted and approved, effective immediately, an amendment and restatement to the Second Amended and Restated Bylaws of the Company (as so-amended and restated, the "Third Amended and Restated Bylaws"), which provides that the list of stockholders entitled to vote at a meeting must be prepared and open to examination, in each case, in the manner and at such time as may be required by the Delaware General Corporation Law as in effect from time to time.
The foregoing description of the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws of the Company, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events

On January 9, 2020, the Company issued certain communications, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2 and which are incorporated by reference herein. The communications contain forward looking statements which should be read together with the important factors referred to or incorporated by reference in the “Cautionary Statement Regarding Forward-Looking Statements” below.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of the Company
99.1	Press Release issued by Anixter International Inc., dated January 9, 2020
99.2	CEO Email to the Company’s employees, dated January 9, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “seeks” or words of similar meaning, or future or conditional verbs, such as “will,” “should,” “could,” “may,” “aims,” “intends,” or “projects.” However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. These statements may relate to risks or uncertainties associated with:: (i) the satisfaction of the conditions precedent to the consummation of the proposed merger, including, without limitation, the timely receipt of stockholder and regulatory approvals (or any conditions, limitations or restrictions placed on such approvals), (ii) unanticipated difficulties or expenditures relating to the proposed merger, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require the Company to pay a termination fee, (iv) legal proceedings, judgments or settlements, including those that may be instituted against the Company, its board of directors, executive officers and others following the announcement of the proposed merger, (v) disruptions of current plans and operations caused by the announcement and pendency of the proposed merger, (vi) potential difficulties in employee retention due to the announcement and pendency of the proposed merger, (vii) the response of customers, service providers, business partners and regulators to the announcement of the proposed merger, and (viii) other factors described in the Company’s annual report on Form 10-K for the fiscal year ended December 28, 2018 filed with the SEC on February 21, 2019. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 28, 2018 filed with the SEC on February 21, 2019, and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at www.sec.gov and investors.anixter.com/financials/sec-filings. The Company can give no assurance that the expectations expressed or implied in the forward-looking statements contained herein will be attained. The forward-looking statements are made as of the date of this communication, and the Company undertakes no obligation to publicly update or revise any forward-

looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

 Additional Information and Where to Find It.

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company or the solicitation of any vote or approval. This communication relates to the proposed merger involving the Company, CD&R Arrow Parent, LLC (“Parent”) and CD&R Arrow Merger Sub, Inc., whereby the Company will become a wholly-owned subsidiary of Parent (the “proposed merger”). The proposed merger will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company has filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement on Schedule 14A (the “definitive proxy statement”), which will be mailed or otherwise disseminated to the Company’s stockholders, and intends to file additional relevant materials with the SEC. The Company may also file other relevant documents with the SEC regarding the proposed merger. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at investors.anixter.com/financials/sec-filings or by contacting the Company’s Investor Relations Department at kevin.burns@anixter.com.

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2018, filed with the SEC on February 21, 2019, and its definitive proxy statement on Schedule 14A for the 2019 annual meeting of stockholders, filed with the SEC on April 18, 2019, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, is included in the definitive proxy statement and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.

January 9, 2020	By:	/s/ Theodore A. Dosch
Theodore A. Dosch
Executive Vice President - Finance
and Chief Financial Officer